Exhibit 31.2

CERTIFICATION OF C.F.O. PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, in the capacity and date indicated below, hereby certifies that:

1.	I have reviewed this annual report on Form 10-K/A of KIT digital, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Robin Smyth
April 30, 2012	Robin Smyth
Chief Financial Officer